Miller/Howard Income‑Equity Fund
Class	Ticker Symbol
Class I	MHIEX
Adviser Share Class	MHIDX

Miller/Howard Drill Bit to Burner Tip® Fund
Class	Ticker Symbol
Class I	DBBEX
Adviser Share Class	DBBDX
 (Each a series of Miller/Howard Funds Trust)

Supplement dated November 8, 2019 to the Prospectus and Statement of Additional Information (“SAI”) dated February 28, 2019, as amended

Lowell G. Miller has announced his intention to retire from Miller/Howard Investments, Inc. (“Miller/Howard”) in late 2020. Miller/Howard is the parent company to MHI Funds, LLC, the investment adviser (the “Adviser”) to the Miller/Howard Income-Equity Fund and the Miller/Howard Drill Bit to Burner Tip® Fund (the “Funds”). It is expected that on or about November 15, 2020, Mr. Miller will resign from his current position as Chief Investment Officer of Miller/Howard, and will no longer serve as a portfolio manager to the Funds. Mr. Miller intends to continue as the Funds’ President, and Trustee and Chairman of the Funds’ Board of Trustees, and he will continue to serve on Miller/Howard’s Board of Directors.

Over several years, Mr. Miller has helped to craft and implement his succession plan, encompassing Miller/Howard’s governance, culture, and ownership. As part of the succession plan, Miller/Howard converted to an Employee Stock Ownership Plan (ESOP) in November 2018, and Gregory (“Greg”) L. Powell, PhD, was named Deputy Chief Investment Officer of Miller/Howard at that time.

It is anticipated that on or about November 15, 2020, Mr. Powell will assume the role of Chief Investment Officer of the Miller/Howard.

Mr. Powell joined Miller/Howard in September 2017, after a distinguished 19-year career as a portfolio manager and director of research for AllianceBernstein. During his tenure at that firm, he managed a team of 12 analysts and a suite of products with $11 billion in AUM. Prior to AllianceBernstein, he was general director of market research and forecasting for General Motors.   Mr. Powell has been part of the portfolio management team for each of the Funds since he joined Miller/Howard.

Mr. Miller and Mr. Powell will continue to work together over the next year to complete the transition. During the transition and thereafter, the Adviser will continue to have the benefit of the strong investment management team that has helped guide the Funds’ performance to date.  Mr. Miller will continue to have a substantial financial interest in Miller/Howard and expects to maintain his investment in each of the Funds.

This supplement should be retained with your Prospectus and SAI for future reference.